UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 13, 2011

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Oil-Dri Corporation of America (the “Registrant”) held its annual meeting of stockholders on December 13, 2011. See the Registrant’s Proxy Statement for more information on the proposals presented at the meeting, the relevant portions of which are incorporated herein by reference.

ITEM 1: ELECTION OF DIRECTORS

The stockholders elected all of the Board’s nominees for director. The voting results were as follows:

Director	For	Withheld	Broker Non-Votes
J. Steven Cole	22,910,498	72,584	519,595
Arnold W. Donald	22,910,565	72,517	519,595
Daniel S. Jaffee	21,944,989	1,038,093	519,595
Richard M. Jaffee	21,942,183	1,040,899	519,595
Joseph C. Miller	21,192,985	1,790,097	519,595
Michael A. Nemeroff	21,191,277	1,791,805	519,595
Allan H. Selig	22,897,913	85,169	519,595
Paul E. Suckow	22,930,398	52,684	519,595

ITEM 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as independent auditor for the fiscal year ending July 31, 2012. The voting results were as follows:

For	23,455,060
Against	38,403
Abstain	9,214
Broker Non-Votes	N/A

ITEM 3: APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THE EXECUTIVE COMPENSATION SECTION OF THE PROXY STATEMENT

The stockholders, in an advisory vote, approved the named executive officer compensation as disclosed in the Registrant’s 2011 Proxy Statement. The voting results were as follows:

For	21,700,625
Against	480,402
Abstain	802,055
Broker Non-Votes	519,595

ITEM 4: SELECTION OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE NAMED EXECUTIVE OFFICER COMPENSATION

The stockholders, in an advisory vote, selected “three years” as the frequency for future advisory votes on named executive officer compensation. The voting results were as follows:

One Year	2,867,725
Two Years	44,432
Three Years	19,258,801
Abstain	812,124
Broker Non-Votes	519,595

In accordance with the Board of Directors recommendation and the stockholder vote results on above Item 4, the Board of Directors has determined that the Registrant will conduct future advisory votes on named executive officer compensation on a triennial basis.

Item 8.01	Other Events.

Also on December 13, 2011, the Registrant’s Board of Directors declared quarterly cash dividends of $0.17 per share of the Registrant’s Common Stock and $0.1275 per share of the Registrant’s Class B Stock. The dividends will be payable on March 9, 2012, to stockholders of record at the close of business on February 24, 2012. A copy of the Registrant’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release dated December 13, 2011 (Cash Dividends)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Douglas A. Graham
Douglas A. Graham
Vice President and General Counsel

Date:  December 13, 2011

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press Release dated December 13, 2011 (Cash Dividends)